EXHIBIT 10.17

                                  AMENDMENT TO
                      EXCHANGE AND SHAREHOLDERS AGREEMENT

     THIS AMENDMENT TO EXCHANGE AND SHAREHOLDERS AGREEMENT is made and entered this 27th day of November, 1996, by and among ASSOCIATED BUSINESS & COMMERCE HOLDINGS, INC., Florida corporation (the"Company"), and ERROL BADER, LAWRENCE J. MARCHBANKS, FREDERICK R. PROUT, DANIEL J. WEBBER and JAMES L. WILSON (the "Shareholders").

                                  WITNESSETH:

     WHEREAS, the Shareholders and Company entered into an Exchange and Shareholders Agreement bearing date of March 23, 1995 (the "Agreement"); and

     WHEREAS, Peter Anderson and Dale McCall, named as Shareholders in the Agreement, have heretofore sold their shares of common stock in the Company and Lawrence J. Marchbanks purchased additional shares from the Company in a like amount, which sale and purchase was approved by all of the Shareholders and the Company; and

     WHEREAS, the Shareholders and Company desire to amend the Agreement to reflect the shares owned by each Shareholder, the options granted to each Shareholder, and to the extend the Agreement.

     NOW, THEREFORE, in consideration of the premises and the mutual promises and covenants set forth herein, the parties hereto do hereby agree that the Agreement is amended as follows:

     1. The list of names and number of shares of common stock appearing in Paragraph 1 at the top of Page 2 of the Agreement is hereby deleted in its entirety and the following list is substituted in Paragraph 1 at the top of Page 2 thereof, as follows:

                                                  "NUMBER OF
                                                   SHARES OF
                         NAME                    COMMON STOCK
                         ----                    ------------

                      Errol Bader                    42,500
                      Lawrence J. Marchbanks         29,167
                      Frederick P. Prout             14,167
                      Daniel J. Webber               14,167
                      James L. Wilson                 2,500
                                                     ------

                                             Total  102,501"

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     2. Paragraph 1 of the Agreement is hereby amended by the addition of the following paragraph at the end of Paragraph 1 on Page 2, as follows:

              "In addition to the foregoing, the options previously held by Peter Anderson and Dale McCall have been reallocated among the remaining Shareholders and in consequence the total of all options held by each Shareholder is set forth hereinafter adjacent to the Shareholder's name. All options are exercisable in the same amounts and at the same exercise price as the options terminated by the Exchange Agreement


               NAME                     STOCK OPTIONS GRANTED
               ----                     ---------------------

            Errol Bader                        114,000
            Lawrence J. Marchbanks             127,333
            Frederick R. Prout                 114,000
            Daniel J. Webber                   114,000
            James L. Wilson                     70,667
                                               -------

                                   Total:      540,000"

         3. Paragraph 11 of the Agreement is hereby deleted in its entirety and the following Paragraph 11 is substituted in lieu and place thereof, as follows:

              "11. TERMINATION. This Agreement shall terminate upon the earlier to occur of (i) the written consent of the holders of at least 80% of the shares of Common Stock subject to this Agreement, (ii) the public offering of shares of Common Stock of the Company for which is registration statement is required to be filed under the Act, or (iii) December 31, 2003."

         Except as herein amended, the Agreement is hereby ratified and confirmed as of the day and year hereinabove written.

ASSOCIATED BUSINESS 7
COMMERCE HOLDING, INC.

BY: /s/ LAWRENCE J. MARCHBANKS               /s/ ERROL BADER
   ---------------------------               ---------------------------
        Lawrence J. Marchbanks,                  Errol Bader
        Chairman Of the Board


/s/ LAWRENCE J. MARCHBANKS                  /s/  FREDERICK R. PROUT
------------------------------              ----------------------------
    Lawrence J. Marchbanks                       Frederick R. Prout


/s/ DANIEL J. WEBBER                        /s/  JAMES L. WILSON
------------------------------              ----------------------------
    Daniel J. Webber                             James L. Wilson


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